SSgA FUNDS

                        SUPPLEMENT DATED OCTOBER 16, 1997

                        TO PROSPECTUS DATED JUNE 2, 1997
                   SSgA LIFE SOLUTIONS INCOME AND GROWTH FUND
                        SSgA LIFE SOLUTIONS BALANCED FUND
                         SSgA LIFE SOLUTIONS GROWTH FUND

      Effective October 15, 1997, the Annual Life Solutions Fund Operating Expense Table (After Fee Reimbursement) is replaced with the attached Annual Life Solutions Operating Expense Table (After Fee Reimbursement).

                  ANNUAL LIFE SOLUTIONS FUND OPERATING EXPENSES
                            (AFTER FEE REIMBURSEMENT)


The following expense table lists the various costs and expenses that an investor in the Life Solutions Funds will incur directly or indirectly. In addition to the expenses identified below, each Life Solutions Fund will indirectly bear its pro rata share of the expense of the Underlying Funds in which the Life Solutions Fund invests. The amounts shown are based on estimates of each Life Solutions Fund's operating expenses for its first full year of operation. The examples should not be considered a statement of actual past or future expenses. Actual expenses may be greater or less than those shown. For additional information, see "General Management."

Shareholder Transaction Expenses:

                                                                Income and        Balanced         Growth
                                                                  Growth
       Sales Charge Imposed on Purchases                           None             None            None
       Sales Charge Imposed on Reinvested Dividends                None             None            None
       Deferred Sales Charge                                       None             None            None
       Redemption Fees                                             None             None            None
       Exchange Fee                                                None             None            None

Annual Life Solutions Fund Operating Expenses:
(as a percentage of average daily net assets)
       Advisory Fees                                               None             None            None
       12b-1 Fees1,2                                               .13%             .13%            .13%
       Other Expenses (After Fee Reimbursement)1,3                 .30              .30             .30
                                                                   ----             ----            ---
       Total Operating Expenses (After Reimbursement)3             .43%             .43%            .43%
                                                                   ====             ====            ====
-------------------------

1 The ratios for 12b-1 Fees and Other Expenses are based upon estimated amounts for the current year. The Rule 12b-1 Plan permits charges of up to .25% in distribution and shareholder servicing fees.
2 Rule 12b-1 Fees may include expenses for shareholder servicing activities. Investors purchasing Life Solutions Fund shares through a financial intermediary, such as a bank or an investment advisor, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.
3 The Advisor has voluntarily agreed to cap Life Solutions Funds' expenses (except for 12b-1 expenses) at .30%. The Other Expenses and Total Operating Expenses of the Life Solutions Income and Growth, Balanced and Growth Funds absent the reimbursement would be .67%, .60% and .41%; and .80%, .73% and .54%, respectively, of average daily net assets on an annual basis. The fee reimbursement agreement will be in effect for the current fiscal year. Long-term shareholders of the Life Solutions Funds may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.